SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. __)

Filed by the Registrant [x]	Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(ii))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

USAA MUTUAL FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[x]No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(iv) and 0-11.
	(i)	Title of each class of securities to which transaction applies:

	(ii)	Aggregate number of securities to which transaction applies:

	(iii)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-
11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(iv)	Proposed maximum aggregate value of transaction:

	(v)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(ii) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(i)Amount Previously Paid:

(ii)Form, Schedule or Registration Statement No.:

(iii)Filing Party:

(iv)Date Filed:

						SIGNED IN AS	1 1

SIGNED IN AS
MURPHY LEWIS
MY USAA	MY TOOLS	PRODUCTS	ADVICE	CLAIMS	HELP	MEMBER NAME

M U R P H Y L E W I S
Your Vote is Needed

A proxy vote is a vote that's cast by one person but represents
Why Your Vote Matters	someone else's vote. After you vote on the proposals, USAA will make sure your vote is accounted for at the shareholder meeting.

As a shareholder of USAA Mutual Funds, we are asking for your proxy vote on the following proposals:

• A new investment advisory agreement with Victory Capital

• The election of two new board nominees for the USAA Mutual Funds Trust

The Board of Trustees has carefully considered, and unanimously recommends, that shareholders vote

in favor of these proposals. Please read the Proxy Statement carefully.	Proxy Statement pdf

Your vote is important – regardless of the amount of shares you own.
To Do	History

Apr

17

Funds To Be Voted On	Proxy Statement FAQs pdf
Deadline: April 17, 2019

Click "Review and Vote" to go to a secure website and complete the voting process per fund. It will take one full business day for your vote to register on usaa.com.

Fund	Account Type	Account Number	Action

Your Mutual Funds	Mutual Fund	Multiple	Review and Vote

USAA Growth Fund	Brokerage	MNQ12345	Review and Vote

USAA Aggressive Growth Fund	Brokerage	MNQ12345	Review and Vote

USAA Income Fund	Brokerage	MNQ56789	Review and Vote

Corporate Info & Media	News Center	Privacy	Careers	Accessibility	Contact Us	Site Map	FAQs	Site Terms
Member Community	Financial Advice	Go Mobile

Share. Connect. Explore.	Questions & Answers	Apps & More

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EN2_INT1500_NonDeposit_Investment_Products

Investments/Insurance: Not FDIC Insured • Not Bank Issued, Guaranteed or Underwritten • May Lose Value

IM2_MFND0350_Investment_Risk

Investing in securities products involves risk, including possible loss of principal.

EN2_INT0400_IMCO_Company

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and aﬃliates.

000000-0000

SIGNED IN AS

SIGNED IN AS
MY USAA	MY TOOLS	PRODUCTS	ADVICE	CLAIMS	HELP	MURPHY LEWIS
MEMBER NAME

M U R P H Y L E W I S

Your Vote is Needed

Why Your Vote Matters

As a shareholder of USAA Mutual Funds, we are asking for your proxy vote on the following proposals:

•A new investment advisory agreement with Victory Capital

•The election of two new board nominees for the USAA Mutual Funds Trust

The Board of Trustees has carefully considered, and unanimously recommends, that shareholders vote

in favor of these proposals. Please read the Proxy Statement carefully.	Proxy Statement pdf

Your vote is important – regardless of the amount of shares you own.

To Do	History

Your Votes Received

Deadline: April 17, 2019

Fund	Account Type	Account Number	Action

Your Mutual Funds	Mutual Fund	Multiple	Review Vote

USAA Growth Fund	Brokerage	MNQ98765	Review Vote

Corporate Info & Media	News Center	Privacy	Careers	Accessibility	Contact Us	Site Map	FAQs	Site Terms

1 1

Member Community	Financial Advice	Go Mobile

Share. Connect. Explore.	Questions & Answers	Apps & More

MORE

Copyright © 2018 USAA • About Our Ads

1 Tab 1 Footnote text goes here.

2 Tab 2 Footnote text goes here.

EN2_INT1500_NonDeposit_Investment_Products

Investments/Insurance: Not FDIC Insured • Not Bank Issued, Guaranteed or Underwritten • May Lose Value

IM2_MFND0350_Investment_Risk

Investing in securities products involves risk, including possible loss of principal.

EN2_INT0400_IMCO_Company

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and aﬃliates.

000000-0000

USAA
PRODUCTS ADVICE JOIN USAA HELP LOG ON

Investing | Retirement & IRAs | College & Youth | Managed Investing | Education & Insights

USAA Mutual Funds | Stock & Options | ETFs | Fund Marketplace | USAA Managed Portfolios | Fixed Income | USAA Giving Fund

INVESTING

PLAN FOR A STRONGER FUTURE

We've made investing with USAA easy and affordable.
Let's work on your goals together.

OPEN AN ACCOUNT

We Need Your Vote

Vote today on our advisory agreement with Victory Capital

Learn More

$50

and $50 per month.

Low minimums to start investing.

OR

Trades as low as

$8.95

View Commissions, Rates and Fees

Not sure how to begin investing?

Goals
Risk
Time

The topic of investing may be intimidating, but it's easier than you may think. USAA can help you tailor your investment choices to stay on top of your financial goals.

One Place for All Your Investing

Stay on top of your financial goals with a USAA investment account. You can tailor your investment choices to your goals.

USAA Mutual Funds
Choose from more than 50 funds, many with four- and five-star ratings by Morningstar.

Stocks and Options
Enjoy flexibility and convenience in purchasing your choice of investments.

Digital Investment Adviser
Low-cost managed portfolios, made simple.

Fixed Income
Bonds, CDs and other fixed-income choices can help diversify your investments.

Non-USAA Funds
Access thousands of mutual funds from other well-known fund companies.

ETFs
Get diversity and flexibility with exchange-traded funds (ETFs).

Managed Portfolio
Let us design a portfolio of investments tailored to your specific needs.

Market Education and Insights
Access our free market research and get a comprehensive view of the market.

Account Types for Just About Any Situation

Retirement

Non-Retirement

Child/Custodial

Specialty

Tools at Your Fingertips

Mobile Investing

Our investing services are available wherever you are. You can invest, check up on your holdings, trade and more on your mobile device.

Learn more

Market Insights

Access our free market research and get a comprehensive view of the market to help you make informed decisions about your investments.

Learn more

Let Us Recommend a Fund for You

Whether you're just starting out or you've decided to change up your plans, our online tool can help you create a strategy for your longer-term investments.

GET A RECOMMENDATION

Contact a USAA Representative 210-531-8722

We offer funds rated

★★★★ and ★★★★★

by **Morningstar** ®

Learn more

Check the background of this firm>>>

BrokerCheck by FINRA

USAA COMMUNITY Get Support. Discuss. Explore. Visit the USAA Community.

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Copyright © 2019 USAA.

Commissions may change without prior notice. Standard commissions begin at $8.95 for stock transactions. For information and a commission schedule, enter keyword "brokerage value" on usaa.com, or call 800-531-8722.

Accounts are introduced and brokerage services provided by USAA Financial Advisors, Inc. (FAI) and USAA Investment Management Company (IMCO), both registered broker-dealers, Members Securities Investor Protection Corporation (SIPC). Clearing, custody and other services provided by National Financial Services LLC (NFS), Member NYSE, SIPC.

USAA means United Services Automobile Association and its affiliates. Financial advice provided by USAA Financial Advisors, Inc. (FAI), a registered broker dealer, USAA Investment Management Company (IMCO), a registered broker dealer and investment advisor, and for insurance, USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # OE36312). Investment products and services offered by IMCO and FAI. Life insurance and annuities provided by USAA Life Insurance Co., San Antonio, TX, and in NY by USAA Life Insurance Co. of New York, Highland Falls, NY. Other life and health insurance from select companies offered through USAA Life General Agency, Inc. (known in CA (license #0782231) and in NY as USAA Health and Life Insurance Agency). Banking products offered by USAA Federal Savings Bank and USAA Savings Bank, both FDIC insured. Trust services provided by USAA Federal Savings Bank.

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USAA Mutual Funds | Stock & Options | ETFs | Fund Marketplace | USAA Managed Portfolios | Fixed Income | USAA Giving Fund

USAA MUTUAL FUNDS

INVEST IN YOUR FUTURE

Who you trust with your money is important. Morningstar has given many of our funds four- and five-star ratings. And we offer a variety of funds, many with a low initial investment.

OPEN AN ACCOUNT

We Need Your Vote

Vote today on our advisory agreement with Victory Capital

Learn More

How Mutual Funds Work

You don't have to know all the ins and outs of the stock market to start investing. Watch our quick video to learn more or use our recommendation tool to learn about which option may be right for you.

Low Minimums to Help You Get Started

Start Now With a

$50

Initial Investment

Plus, automatic investments of
$50 a month.

OR

Start Now With a

$500

Initial Investment

When you choose a mutual fund, you join other investors seeking a range of stocks, bonds and other securities. Mutual funds are a great way to diversify your investments without having to research and manage specific stocks.

You can mix and match different funds — or choose a single-fund solution to serve as the foundation of your portfolio.

› View All Funds

Looking for an affordable way to start investing? Consider a starter fund.

They make it easier to invest by offering a minimum initial investment that is lower than many of our competitors — just $50 to start, plus $50 a month through automatic investing.

Target Risk Funds

Target risk funds seek to offer a stable level of risk to investors.

› Learn More

Target Retirement Funds

If you're looking for a simplified solution for your retirement savings, start here.

› Learn More

More Ways to Invest

Money Market Funds

Designed for short-term investors and those who want a relatively stable investment.

Taxable Bond Funds

Designed for investors looking for balance against the stock portion of their investments.

Stock Funds

Designed for those who want the growth potential of stocks and have long-term savings goals.

Tax Exempt Funds

Designed for investors in higher tax brackets who can benefit from tax-exempt features.

Index Funds

Designed for investors with long-term goals and who want to invest in a particular index.

Sector Funds

Designed for those with a specific investment need or want to invest in a specific area of the market.

Asset Allocation

Designed to offer diversification by spreading assets among major categories such as stocks, bonds and cash.

Need Help?

Our online tools can help you find the right USAA funds for your goal. Get a recommendation now.

Automatic Investing

Make a habit of saving with regular, automatic transfers to your investment account. Set up automatic investments when you open your account — or you can add a plan or change the details at any time. There are no fees for this service.

Learn More

Start Investing Today

OPEN AN ACCOUNT

Contact a USAA Representative 210-531-8722

Important Information

Consider the investment objectives, risks, charges and expenses of the USAA mutual funds carefully before investing. Download a prospectus containing this and other information about the funds from USAA Investment Management Company, Distributor. Read it carefully before investing.

Read more about our 4 and 5 star rated funds by Morningstar

USAA Get Support Discuss Explore GO MOBILE

USAA COMMUNITY Get Support. Discuss. Explore. Visit the USAA Community.

Financial Advice Questions & Answers

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USAA Proxy Voting

Automatic investment plans don't assure a profit or protect against loss in declining markets.

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PRODUCTS ADVICE JOIN USAA HELP
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Investing Retirement & IRAs College & Youth Managed Investing Education & Insights
IRAs Rollovers & Transfers Target Retirement Funds Annuities

TARGET RETIREMENT FUNDS

A SIMPLE SOLUTION TO SAVING FOR RETIREMENT

Choose a target date and we'll do the rest. Get started with an initial investment as low as $50, plus $50 a month.

OPEN AN ACCOUNT

We Need Your Vote

Vote today on our advisory agreement with Victory Capital

Learn More

What is a Target Retirement Fund?

Target retirement funds are mutual funds that hold a diversified mix of stocks, bonds and other investments. The funds help manage investment risk by becoming more conservative over time as you approach your target retirement date.

Why choose a Target Retirement Fund?

Affordable

Get started with $50 and a

Diversification

Get a diversified portfolio

Ease

Your investments change

monthly investment of $50, or a one-time deposit of $500.

of stocks, bonds and other investments in a single mutual fund.

with you, becoming more conservative as you near retirement.

Target retirement funds might be right for you if any of these apply:

- Your goal is to invest for your retirement.
- You are looking for a simple but flexible solution — a single fund that's tailored to your investing timeline.
- You are looking for a fund that doesn't need a large initial investment to get started.

Choose the year you'd like to retire to learn more.

I'm Retired	Soon	2030
2040	2050	2060

Rollovers and Transfers

Consider whether a rollover or transfer into a USAA IRA is appropriate for you. Managing your retirement investments can be simpler when they're all in one place.

Learn More

Start Investing Today

OPEN AN ACCOUNT

Contact a USAA Representative 210-531-8722

Important Information

Consider the investment objectives, risks, charges and expenses of the USAA mutual funds carefully before investing. Download a prospectus containing this and other information about the funds from USAA Investment Management Company, Distributor. Read it carefully before investing.

USAA COMMUNITY Get Support. Discuss. Explore. Visit the USAA Community.

Financial Advice Questions & Answers

GO MOBILE apps & more

More

Switch to mobile site

Copyright © 2019 USAA.

USAA®

Asset allocation funds may change portfolio holding allocations on a frequent basis, resulting in high portfolio turnover and more brokerage commissions from an increased amount of the purchasing and selling of securities. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not have a reallocation policy.

Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income.

Automatic investment plans don't assure a profit or protect against loss in declining markets.

The risks of the Target Retirement Funds reflect the risks of the underlying funds in which the Funds invest. The target date is the approximate date when investors plan to start withdrawing their money for retirement purposes. In general, the Target Retirement Funds' investment program assumes funds will start being withdrawn for retirement purposes at age 65. The principal value of the Target Retirement Funds is not guaranteed at any time, including at the target date. The Funds' objectives do not change over time. As you near your target retirement date the fund gets progressively more conservative by shifting the asset mix from stocks to bonds. There is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fixed income securities are subject to price volatility and a number of risks, including interest rate risk. Interest rates and bond prices move in opposite directions so that as interest rates rise, bond prices usually fall, and vice versa. Interest rates are currently at historically low levels. Fixed income securities also carry other risks, such as inflation risk, liquidity risk, call risk, and credit and default risks. Lower-quality fixed income securities involve greater risk of default or price changes. Securities of non-U.S. issuers generally involve greater risks than U.S. investments, and can decline significantly in response to adverse issuer, political, regulatory, market and economic risks. Fixed-income securities sold or redeemed prior to maturity may be subject to loss.

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IRAs | Rollovers & Transfers | Target Retirement Funds | Annuities

TARGET RISK FUNDS

PORTFOLIOS BUILT AROUND YOUR RISK TOLERANCE

Choose a fund with a mix of stocks and bonds that matches your goal and let our investment professionals do the rest.

OPEN AN ACCOUNT

We Need Your Vote

Vote today on our advisory agreement with Victory Capital

Learn More

What is a Target Risk Fund?

Target Risk Funds are a type of asset allocation fund that holds a diversified mix of stocks, bonds and other investments. Based on the level of risk selected, USAA will invest in a portfolio that matches that risk tolerance.

Why choose a Target Risk Fund?

Affordable

Diversification

Ease

Get started with $50 and a monthly investment of $50, or a one-time deposit of $500.

Get a diversified portfolio of stocks, bonds and other investments in a single mutual fund.

Let our investment professionals actively manage your portfolio.

Target risk funds may be right for you if any of these apply:

- You are new to investing and want USAA's help managing your money.
- You are interested in exploring a fund that can help make it easy to maintain a portfolio aligned to a particular risk level.
- You are looking for a fund that doesn't need a large initial investment.

Choose your level of risk to learn more.

Conservative	Moderately Conservative	Moderate
Moderately Aggressive	Aggressive	Very Aggressive

Automatic Investing

Make a habit of saving with regular, automatic transfers to your investment account.

Learn More

Start Investing Today

OPEN AN ACCOUNT

Contact a USAA Representative 210-531-8722

Important Information

Consider the investment objectives, risks, charges and expenses of the USAA mutual funds carefully before investing. Download a prospectus containing this and other information about the funds from USAA Investment Management Company, Distributor. Read it carefully before investing.

USAA COMMUNITY Get Support. Discuss. Explore. Visit the USAA Community.

Financial Advice Questions & Answers

GO MOBILE apps & more

More

Switch to mobile site

Copyright © 2019 USAA.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

In addition to investing in foreign and emerging markets, asset allocation funds may be invested in: (1) exchange-traded funds; (2) futures, options and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; and (6) money market instruments. The Cornerstone Conservative Fund and Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and will reflect the risks of the underlying funds in which they invest.

Asset allocation funds may change portfolio holding allocations on a frequent basis, resulting in high portfolio turnover and more brokerage commissions from an increased amount of the purchasing and selling of securities. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not have a reallocation policy.

capital gains and a potentially lower return than a fund that does not have a reallocation policy.

Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

Fixed income securities are subject to price volatility and a number of risks, including interest rate risk. Interest rates and bond prices move in opposite directions so that as interest rates rise, bond prices usually fall, and vice versa. Interest rates are currently at historically low levels. Fixed income securities also carry other risks, such as inflation risk, liquidity risk, call risk, and credit and default risks. Lower-quality fixed income securities involve greater risk of default or price changes. Securities of non-U.S. issuers generally involve greater risks than U.S. investments, and can decline significantly in response to adverse issuer, political, regulatory, market and economic risks. Fixed-income securities sold or redeemed prior to maturity may be subject to loss.

Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

Derivatives may be highly volatile and are subject to risks such as market illiquidity, leverage risk, and risk that the derivative is not well-correlated with the security. When used for risk management, derivatives may result in losses or missed opportunities.

Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income.

Automatic investment plans don't assure a profit or protect against loss in declining markets.

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